SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2019
SEGMENT INFORMATION
SEGMENT INFORMATION

14.     SEGMENT INFORMATION

The Group’s chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer who reviews the consolidated results of operations when making decisions about allocating resources and assessing performance of the Group. As a result of the acquisition under common control during 2019, the Group changed its internal organization structure and changed its reportable segments from one to two: Yiren Wealth and Yiren Credit. Yiren Wealth conducts wealth management business and Yiren Credit focuses on consumer credit business. The corresponding segment information for the years ended December 31, 2017 and 2018 was restated to reflect such change.

The summary of each segment's operating results for the years ended December 31, 2017, 2018 and 2019 is as follows:

	Year ended December 31,
	2017	2018	2019
	RMB	RMB	RMB
Net revenue:
Wealth management	1,234,851	1,986,960	2,176,215
Consumer credit	10,299,957	9,257,154	6,440,569
Total net revenue	11,534,808	11,244,114	8,616,784
Operating costs and expenses:
Wealth management	(1,133,241)	(1,561,310)	(915,202)
Consumer credit	(10,173,477)	(8,561,264)	(6,194,071)
Income from operations:
Wealth management	101,610	425,650	1,261,013
Consumer credit	126,480	695,890	246,498
Total segment income from operations	228,090	1,121,540	1,507,511
Unallocated expense	(307,826)	(345,394)	(379,482)
Other income	267,812	1,007,246	268,990
Income before provision for income taxes	188,076	1,783,392	1,397,019

All of the Group’s revenue were generated from the PRC and all of long-lived assets of the Group were located in the PRC. Depreciation and amortization expenses of Wealth management for the years ended December 31, 2017, 2018 and 2019 were RMB1,836,  RMB3,018 and RMB2,690, respectively, while such expenses of Consumer credit for the years ended December 31, 2017, 2018 and 2019 were RMB116,364,  RMB107,920 and RMB89,912, respectively.